UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2017

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2017 (UNAUDITED)

 Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Catch-22 Revisited

The satirical novel by Joseph Heller, Catch-22, exposed the absurdity of bureaucratic systems, especially in the military.  The novel, set during World War II, revolves around the experiences of Captain John Yossarian, a B-25 bombardier in the fictional 256th Squadron, who desperately wants to finish his tour of duty and get home safely.  The “Catch-22” is the logical absurdity that the only way to get out of flying more combat missions is to be crazy, but since only a crazy person would want to fly more missions, anyone asking to be relieved of flying cannot be crazy and therefore must fly more missions.

I previously used the Catch-22 to describe the markets in December 2009.  Stocks were riding a wave of economic stimulus, up substantially from the lows set during the financial crisis of the previous year.  Given this impressive move, there were real concerns that the markets were overextended, that investors were overestimating the potential for an economic rebound, and that interest rates were poised to rise due to a massive increase in government borrowing.  Now, eight years later, the S&P 500 is up more than 140% from those levels and we are confronted with a similar quandary.

Those who think that it might be crazy to invest in this market can look at history as a guide.  The stock market has been on an unprecedented streak.  Since the end of 2009 it has been a steady ride upwards, with only a couple of corrections of 10%, and the most recent of those corrections was almost two years ago.  The rally has outpaced economic growth, taking valuations well beyond the levels where we started.  In December of 2009 the normalized PE ratio of the S&P 500 was just over 15, with expected earnings growth of 10.7%, and a price to cash flow multiple of 12.  Now, those same measures are a PE of more than 23, with similar expected earnings, and a price to cash flow over 20.  In addition, the total stock market today stands at 150% of GDP, a level that historically portends trouble.  Investor optimism also seems exuberant with volatility measures at all-time lows and crypto-currencies generating astounding gains driven by speculative fervor.

Those who think that it is not crazy to invest in stocks right now can make a compelling case, as well.  First, and foremost, is the belief that the economy is gaining momentum after the anemic recovery from the financial crisis, creating jobs without sparking excessive wage growth or inflation.  This limits the upward pressure on interest rates and allows the Fed to be cautious as it continues to normalize rates and trim its balance sheet, reducing the chance of derailing the recovery.  While there is concern that shrinking central bank balance sheets will remove a source of liquidity, sovereign wealth funds have continued to buy stocks, in many cases using leverage to enhance returns.  These purchases have increased on a pace where the investment arms of Norway and the

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

Swiss National Bank hold significant positions in our stock markets and show no sign of letting up.  Continued buying pressure from index fund investors and defined contribution plans also provide a steady flow of cash into the stock market, and investors who have stubbornly remained on the sidelines have cash balances that could eventually push stocks higher, or come in to “buy the dip” in the event of a pullback.

The Manor Fund

The Manor Fund rose 21.67%, net of all fees and expenses, during the year ending December 31, 2017, underperforming the S&P 500 index return of 21.83% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 21.72%.  The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns of 13.87%, and 7.48% for the Fund compared to annualized returns of 15.79%, and 8.50% for the S&P 500 index, and returns of 14.82%, and 7.66% for the Lipper Large-Cap Core mutual fund index.

During the year ending December 31, 2017, the Fund was helped by strong performance from Avery Dennison Corp., D.R. Horton, Inc., Applied Materials, Microsoft Corporation, and Valero Energy Corp.  The shares of Avery Dennison rose steadily throughout the year.  The stock jumped in January when the company reported revenue and earnings above expectations and raised earnings guidance for the fiscal year.  Management attributed the improved expectations to organic growth and margin expansion driven by growth in high value product categories and efficient execution.  The company continued to execute throughout the year and reported earnings above expectations each quarter, pushing the stock higher.  The shares of D.R. Horton also rose throughout the year, but the move upward accelerated in the final quarter.  The company reported earnings slightly above expectations each quarter, driven partially by improvement in homebuilding activity.  The rally late in the year followed a 25% increase in the dividend and reflected investor expectations that stronger economic growth would contribute to further improvement in the real estate market.  Applied Materials also reported earnings above expectations each quarter.  The shares of this maker of semiconductor manufacturing equipment moved higher for most of the year, but suffered a decline late in the year as concerns surfaced about a slowdown among semiconductor manufacturers.  The stock stabilized, moved back up, ending the year close to the highs.  The shares of Microsoft also rose steadily throughout the year, but moved sharply higher after the company reported 3rd quarter results.  The company reported revenue and earnings above expectations and strong revenue growth.  The results were driven by their Business Processes and Intelligent Cloud services group, two business segments that are considered to be important to future results for the company.  The shares of Valero Energy began a strong rally mid-year coinciding with a rise in the price of oil.  Valero is an oil refiner and can be hurt by higher feedstock costs as oil prices rise.  In this case, the rising price of oil, combined with higher demand, contributed to strong year-over-year revenue growth, and earnings above expectations over the final two quarter of the year.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

Notable laggards during the year ending December 31, 2017 include Signet Jewelers, Allergan PLC, Kroger Company, Mallinckrodt PLC, and Baker Hughes, Inc.  The shares of Signet Jewelers fell sharply early in the year when the company lowered guidance due to weak holiday, sales as compared to the previous year.  The weak results were driven primarily by disappointing sales in their e-commerce division.  We sold our position in the company, and while the shares rebounded somewhat, they fell back to close near the lows at year-end.  The shares of Allergan fell during the second half of the year.  The company reported earnings better than expected in each of the last two quarters, but the shares were pressured by concerns about the expiration of patent protection on a key drug.  The stock was also hurt by weakness in Teva Pharmaceuticals.  Allergan holds a 10% interest in Teva that was acquired when Allergan sold its generic business to Teva.  The shares of Teva have been extremely weak creating a drag on Allergan which is required to hold their shares for at least a year under the sale agreement.  The shares of Kroger fell sharply mid-year.  The initial drop was due to a weak earnings report when the company reduced earnings guidance for the fiscal year, projecting sales growth to be flat to up 1%.  The stock was hit again the following day when Amazon announced the acquisition of Whole Foods, a major competitor.  The merger raised concerns that Amazon would pressure margins in an industry that historically experienced very low operating margins.  The stock stabilized and moved higher later in the year, but not enough to offset the earlier declines.  The shares of Mallinkrodt were weak early in the year despite reporting earnings above expectations for several quarters.  Much of the weakness was attributable to concerns about weak top-line growth for this manufacturer of generic and branded pharmaceuticals.  We sold the stock which subsequently fell sharply in the final quarter, closing the year close to the lows.

The Growth Fund

The Manor Growth Fund rose 25.17%, net of all fees and expenses, during the year ending December 31, 2017, outperforming the S&P 500 index return of 21.83% but underperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 31.61%.  The Fund underperformed the S&P 500 index during the trailing 5-year and 10-year periods with returns of 14.82%, and 8.07% for the Fund compared to returns of 15.79%, and 8.50% for the index and underperformed the Lipper Large-Cap Growth mutual fund index returns of 15.87%, and 8.15% over the same time periods.  The Fund continues to outperform the Lipper Large-Cap Growth index since inception with an annualized return of 5.56% for the Fund compared to 3.62% for the index.

During the calendar year ending December 31, 2017 the Fund was helped by strong performance from Apple, Inc., Constellation Brands, ON Semiconductor, Amazon.com, Inc., and IPG Photonics Corporation.  The shares of Apple jumped early in the year when the company reported earnings that were better than expected.  The stock continued to move upward throughout the year as the company outperformed earnings expectations during each successive quarter.  The shares of Constellation Brands also rose steadily throughout the year.  The company reported earnings above expectations each quarter, raised earnings guidance several times, and increased their dividend by 30%.  The results

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

were driven by solid revenue growth in the beer division, and the wine and spirits businesses.  During the year Constellation also acquired a minority stake in a well-respected privately held Canadian company that provides medicinal cannabis products.  The shares of ON Semiconductor traded in a narrow range through the first half of the year.  The shares then rallied sharply for much of the second half driven by strong operating results and investor expectations that stronger economic growth would stimulate demand for semiconductors.  The company reported earnings above expectations each quarter and raised earnings guidance on several occasions.  The shares of Amazon rose steadily early in the year but the uptrend accelerated in the second half.  The upward move in the second half was triggered by what many would describe as a “blowout” earnings report.  The company reported strong revenue growth and earnings well above expectations.  The report renewed investor belief that Amazon could generate strong positive earnings even as it continued to invest aggressively in expanding into new industries.  The shares of IPG Photonics rose steadily through much of the year driven by strong revenue growth, earnings better than expectations, and rising earnings guidance.  The shares suffered a significant correction in November when concerns rippled through the technology hardware manufacturers, but stabilized and moved slightly higher to recover some of the decline.

Notable laggards during the year ending December 31, 2017 include Acuity Brands, Alexion Pharmecuticals, F5 Networks, Michael Kors, and Walgreens Boots Aliance.  The shares of Acuity Brands fell early in the year following two successive weak earnings reports.  The company reported revenue and earnings that were below expectations and management expressed concerns about continued softness in demand through the remainder of the fiscal year.  We sold the shares to avoid the potential for additional weakness in the stock.  The shares of Alexion fell early in the quarter, coinciding with general weakness in the shares of biotech companies.  The decline was somewhat more pronounced in the shares of Alexion because a recent rally in the shares raised concerns that the stock had rallied beyond operating expectations.  Those fears were allayed somewhat when the company later reported revenue in line with expectations, earnings better than expectations, and reaffirmed revenue and earnings guidance.  The stock rebounded somewhat, but not enough to offset the selloff earlier in the quarter.  The shares of F5 Networks fell early in the year when the company reported earnings above expectations but anemic tip-line revenue growth.  Weakness in the stock persisted when the company announced disappointing operating results over the next two quarters.  F5 missed earnings expectations each time and reduced revenue and earnings guidance, primarily due to continued soft demand in Europe.  The shares of Michael Kors fell early in the year after a weak quarterly report in which the company reported top-line revenue below expectations, weak year-over-year revenue growth, and reduced both revenue and earnings expectations.  The report followed a string of weak quarterly results and indications that customer traffic has stagnated for this fashion accessory and apparel company.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

The Bond Fund

 The Manor Bond Fund generated a return of –0.11, net of all fees and expenses, during the year ending December 31, 2017, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.14% and the Lipper US Government mutual fund index return of 1.93%.  The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 5-year and 10-year periods with returns of -0.55%, and 0.34% for the Fund, compared to 1.30%, and 2.82% for the Barclay Intermediate Treasury index, and 1.05% and 3.21% for the Lipper US Government mutual fund index.  Performance over these periods reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The Fund is managed as a low-risk alternative for conservative investors.

Additional Rational Support

In addition, we believe that stocks will continue to react favorably from the dual benefits of tax reform and reduced regulation, both of which have a real long-term impact.  Stocks gained strength last year as regulations were rolled back, and the regulatory rollback should continue this year.  Now, with the passage of tax reform, take home pay for most workers will rise which should translate into increased spending or investing.  In addition, corporations are announcing new employment and investment initiatives, reinvesting tax reform benefits back into the economy.  Analysts have responded by raising profit expectations, and the combination of stronger economic growth and improved profitability will provide fundamental support for stocks.  Companies that generate top line revenue growth and translate that growth into stronger earnings and cash flow provide excellent investment opportunities.  The goal of our investment process is to invest in those companies at attractive valuations in a diversified portfolio with a long term investment horizon.  It is a conservative approach that can generate reasonable returns and maintain your sanity.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

$69,000
$64,000
$59,000
$54,000
$49,000
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Manor Fund $42,292
Lipper Large Cap Core Index $45,258
S&P 500 $65,840

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and/or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 1.25% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had Adviser not waived expenses, the Manor Fund's expense ratio would have been 1.50%.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2017)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	21.67%	13.87%	7.48%	6.69%
Lipper Large Cap Core Index **	21.72%	14.82%	7.66%	7.02%
S&P 500 ***	21.83%	15.79%	8.50%	8.83%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Manor Growth Fund $27,201
Lipper Large Cap Growth Funds Index $19,323
S&P 500 $27,790

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and/or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 0.99% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had the Adviser not waived expenses, the Growth Fund's expense ratio would have been 1.50%.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2017)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	25.17%	14.82%	8.07%	5.56%
Lipper Large Cap Growth Index **	31.61%	15.87%	8.15%	3.62%
S&P 500 ***	21.83%	15.79%	8.50%	5.68%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Manor Bond Fund $13,980
Lipper US Government Index $21,424
Bloomberg Barclays Intermediate Treasury Index $20,700

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and/or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 0.95% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had the Adviser not waived expenses, the Growth Fund's expense ratio would have been 1.50%.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2017)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-0.11%	-0.55%	0.34%	1.83%
Lipper US Government Index **	1.93%	1.05%	3.21%	4.20%
Bloomberg Barclays Intermediate Treasury Index ***	1.14%	1.30%	2.82%	4.01%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized based on asset type.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Shares		Value

COMMON STOCKS - 94.28%

Air Courier Services - 3.61%
1,097	FedEx Corp.	$ 273,745

Air Transportation, Scheduled - 2.66%
3,604	Delta Air Lines, Inc.	201,824

Beverages - 3.02%
1,909	PepsiCo, Inc.	228,927

Biological Products (No Diagnostic Substances) - 3.24%
770	Biogen, Inc. *	245,299

Carpets & Rugs - 3.96%
1,089	Mohawk Industries, Inc. *	300,455

Cogeneration Services & Small Power Producers - 0.71%
4,937	The AES Corp.	53,468

Computer Storage Devices - 2.93%
2,791	Western Digital Corp.	221,968

Converted Paper & Paperboard Products (No Container/Boxes) - 4.88%
3,220	Avery Dennison Corp.	369,849

Crude Petroleum & Natural Gas - 3.34%
8,845	Cabot Oil & Gas Corp.	252,967

Electronic Connectors - 3.39%
2,929	Amphenol Corp. Class A	257,166

Fire, Marine & Casualty Insurance - 2.14%
1,112	Chubb Limited (Switzerland)	162,497

General Building Contractors - Residential Buildings - 2.64%
2,929	Fortune Brands Home & Security, Inc.	200,461

Hospital & Medical Service Plans - 3.35%
1,127	Anthem, Inc.	253,586

* Non-income producing securities during the period.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares		Value

Life Insurance - 2.21%
3,312	Metlife, Inc.	$ 167,455

National Commercial Banks - 7.37%
2,438	JP Morgan Chase & Co.	260,720
2,063	PNC Financial Services Group, Inc.	297,670
		558,390
Operative Builders - 4.29%
6,366	D.R. Horton, Inc.	325,112

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.75%
1,725	Zimmer Biomet Holdings, Inc.	208,156

Personal Credit Institution - 2.99%
2,944	Discover Financial Services	226,452

Petroleum Refining - 4.44%
3,657	Valero Energy Corp.	336,115

Pharmaceutical Preparations - 1.59%
736	Allergan Plc. (Ireland)	120,395

Retail-Drug Stores and Proprietary Stores - 1.74%
1,817	CVS Health Corp.	131,733

Retail-Grocery Stores - 1.61%
4,447	The Kroger Co.	122,070

Semiconductors & Related Devices - 7.27%
5,221	Applied Materials, Inc.	266,898
2,990	Skyworks Solutions, Inc.	283,901
		550,799
Services-Computer Programming - 3.43%
1,472	Facebook, Inc. *	259,749

Services-Prepackaged Software - 4.40%
3,895	Microsoft Corp.	333,178

Special Industry Machinery - 2.42%
2,599	Pentair Ltd. (United Kingdom)	183,541

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares		Value

Steel Works, Blast Furnace Rolling Mills - 0.94%
1,120	Nucor Corp.	$ 71,210

Telephone Communications - 1.54%
3,006	AT&T, Inc.	116,873

Water Transportation - 3.18%
3,627	Carnival Corp.	240,724

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.24%
1,848	AmerisourceBergen Corp.	169,683

TOTAL FOR COMMON STOCKS (Cost $4,357,035) - 94.28%		7,143,847

REAL ESTATE INVESTMENT TRUST - 3.26%
545	Equinix, Inc.	247,005
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $202,854) - 3.26%		247,005

MONEY MARKET FUND - 2.65%
201,276	First American Government Obligation Fund Class Z 1.15% ** (Cost $201,276)	201,276

TOTAL INVESTMENTS (Cost $4,761,165) - 100.19%		7,592,128

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.19)%		(14,646)

NET ASSETS - 100.00%		$ 7,577,482

** Variable rate security; the coupon rate shown represents the yield at December 31, 2017.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Shares		Value

COMMON STOCKS - 98.14%

Air Transportation - 3.73%
6,138	Southwest Airlines Co.	$ 401,732

Aircraft Parts & Auxiliary Equipment, NEC - 3.63%
2,884	Rockwell Collins, Inc.	391,128

Beverages - 5.07%
2,390	Constellation Brands, Inc. Class A	546,282

Biological Products (No Diagnostic Substances) - 2.53%
3,804	Gilead Sciences, Inc.	272,519

Crude Petroleum & Natural Gas - 3.52%
3,004	Diamondback Energy, Inc. *	379,255

Electronic Computers - 5.59%
3,560	Apple, Inc.	602,459

Fire, Marine & Casualty Insurance - 3.31%
2,441	Chubb Limited (Switzerland)	356,703

Hospital & Medical Service Plans - 3.51%
1,714	Unitedhealth Group, Inc.	377,868

Measuring & Controlling Devices - 5.15%
2,919	Thermo Fisher Scientific, Inc.	554,260

Pharmaceutical Preparations - 7.05%
2,146	AbbVie Inc.	207,540
2,426	Alexion Pharmaceuticals, Inc. *	290,125
2,512	Celgene Corp. *	262,152
		759,817
Retail-Building Materials, Hardware, Garden Supply - 3.60%
946	The Sherwin-Williams Co.	387,898

Retail-Catalog & Mail-Order Houses - 4.15%
382	Amazon.com, Inc. *	446,738

* Non-income producing securities during the period.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares		Value

Retail-Drug Stores & Proprietary Stores - 2.41%
3,570	Walgreens Boots Alliance, Inc.	$ 259,253

Retail-Variety Stores - 3.45%
3,468	Dollar Tree, Inc. *	372,151

Semiconductors & Related Devices - 8.30%
2,131	IPG Photonics Corp. *	456,311
20,878	On Semiconductor Corp. *	437,185
		893,496
Services-Business Services - 6.84%
2,695	MasterCard, Inc.	407,915
4,470	Vantiv, Inc. *	328,769
		736,684
Services-Computer Programming Services - 3.38%
5,126	Cognizant Technology Solutions Corp.	364,049

Services-Computer Programming, Data Processing, Etc. - 4.87%
250	Alphabet, Inc. Class C *	261,600
250	Alphabet, Inc. Class A *	263,350
		524,950
Services-Help Supply Services - 2.51%
4,877	Robert Half International, Inc.	270,869

Services-Prepackaged Software - 2.75%
3,458	Microsoft Corp.	295,797

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.15%
6,753	Church & Dwight Co., Inc.	338,798

Transportation Services - 2.53%
2,278	Expedia, Inc.	272,836

Water Transportation - 3.85%
3,473	Royal Caribbean Cruises Ltd.	414,259

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 3.26%
8,644	LKQ Corp. *	351,552

TOTAL FOR COMMON STOCKS (Cost $5,891,482) - 98.14%		10,571,353

* Non-income producing securities during the period.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

Shares		Value

MONEY MARKET FUND - 1.88%
202,038	First American Government Obligation Fund Class Z 1.15% ** (Cost $202,038)	$ 202,038

TOTAL INVESTMENTS (Cost $6,093,520) - 100.02%		10,773,391

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.02)%		(2,199)

NET ASSETS - 100.00%		$ 10,771,192

** Variable rate security; the coupon rate shown represents the yield at December 31, 2017.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Face Amount		Value

US TREASURY NOTES - 91.08%
250,000	US Treasury Note 1.375% Due 11/30/2018	$ 249,072
250,000	US Treasury Note 1.00% Due 11/30/2019	245,889
200,000	US Treasury Note 1.50% Due 01/31/2022	195,086
400,000	US Treasury Note 1.25% Due 07/31/2023	379,078
150,000	US Treasury Note 1.50% Due 08/15/2026	139,559

TOTAL FOR US TREASURY NOTES (Cost $1,238,624) - 91.08%		1,208,684

MONEY MARKET FUND - 8.66%
114,916	First American Treasury Obligation Class Z 1.18% * (Cost $114,916)	114,916

TOTAL INVESTMENTS (Cost $1,353,540) - 99.74%		1,323,600

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.26%		3,448

NET ASSETS - 100.00%		$ 1,327,048

* Variable rate security; the coupon rate shown represents the yield at December 31, 2017.

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,761,165, $6,093,520, and $1,353,540, respectively)	$ 7,592,128	$10,773,391	$1,323,600
Cash	700	-	-
Receivables:
Dividends and Interest	5,742	5,800	4,642
Capital Shares Sold	532	1,588	1,267
Total Assets	7,599,102	10,780,779	1,329,509
Liabilities:
Payables:
Due to Advisor	7,980	8,947	1,041
Capital Shares Redeemed	13,640	640	1,420
Total Liabilities	21,620	9,587	2,461
Net Assets	$ 7,577,482	$10,771,192	$1,327,048

Net Assets Consist of:
Capital Stock	$ 286	$ 427	$ 130
Paid In Capital	4,744,230	6,091,926	1,356,676
Undistributed Net Investment Income	2,003	256	182
Accumulated Realized Gain (Loss) on Investments	-	(1,288)	-
Unrealized Appreciation (Depreciation) in Value of Investments	2,830,963	4,679,871	(29,940)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 285,569, 426,737, and 129,873 shares outstanding, respectively.
	$ 7,577,482	$10,771,192	$1,327,048

Net Asset Value and Offering Price Per Share	$ 26.53	$ 25.24	$ 10.22

MANOR INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 163,631	$ 102,616	$ -
Interest	1,392	1,191	17,003
Total Investment Income	165,023	103,807	17,003

Expenses:
Advisory	51,563	75,934	6,269
Administrative	34,375	24,299	5,642
Total Expenses	85,938	100,233	11,911

Net Investment Income	79,085	3,574	5,092

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	7,718	379,825	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,261,941	1,885,179	(7,285)
Net Realized and Unrealized Gain (Loss) on Investments	1,269,659	2,265,004	(7,285)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,348,744	$ 2,268,578	$ (2,193)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2017	12/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 79,085	$ 32,467
Net Realized Gain on Investments	7,718	582,141
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,261,941	(214,665)
Net Increase in Net Assets Resulting from Operations	1,348,744	399,943

Distributions to Shareholders from:
Net Investment Income	(77,144)	(32,405)
Realized Gains	(7,718)	(582,141)
Total Distributions	(84,862)	(614,546)

Capital Share Transactions:
Proceeds from Shares Sold	581,906	124,518
Reinvestment of Distributions	84,862	614,546
Cost of Shares Redeemed	(492,041)	(514,725)
Net Increase from Capital Shares Transactions	174,727	224,339

Total Increase	1,438,609	9,736

Net Assets
Beginning of Year	6,138,873	6,129,137
End of Year (Including Accumulated Undistributed Net
Investment Income of $2,003 and $62, respectively)	$ 7,577,482	$ 6,138,873

Capital Share Transactions:
Shares Sold	23,893	5,498
Shares Issued on Reinvestment of Distributions	3,181	27,757
Shares Redeemed	(19,881)	(22,695)
Net Increase in Outstanding Shares of the Fund	7,193	10,560

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2017	12/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 3,574	$ 5,987
Net Realized Gain (Loss) on Investments	379,825	(172,150)
Net Change in Unrealized Appreciation on Investments	1,885,179	80,257
Net Increase (Decrease) in Net Assets Resulting from Operations	2,268,578	(85,906)

Distributions to Shareholders from:
Net Investment Income	(3,318)	(5,991)
Realized Gains	(63,995)	-
Total Distributions	(67,313)	(5,991)

Capital Share Transactions:
Proceeds from Shares Sold	514,849	508,224
Reinvestment of Distributions	65,728	5,218
Cost of Shares Redeemed	(2,043,160)	(11,084,323)
Net Decrease from Capital Shares Transactions	(1,462,583)	(10,570,881)

Total Increase (Decrease)	738,682	(10,662,778)

Net Assets
Beginning of Year	10,032,510	20,695,288
End of Year (Including Accumulated Undistributed Net Investment
Income of $256 and $7, respectively)	$ 10,771,192	$ 10,032,510

Capital Share Transactions:
Shares Sold	22,306	26,643
Shares Issued on Reinvestment of Distributions	2,588	256
Shares Redeemed	(92,585)	(597,666)
Net Decrease in Outstanding Shares of the Fund	(67,691)	(570,767)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2017	12/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 5,092	$ 2,101
Net Realized Gain (Loss) on Investments	-	228
Net Change in Unrealized Depreciation on Investments	(7,285)	(20,937)
Net Decrease in Net Assets Resulting from Operations	(2,193)	(18,608)

Distributions to Shareholders from:
Net Investment Income	(5,031)	(1,980)
Realized Gains	-	(223)
Total Distributions	(5,031)	(2,203)

Capital Share Transactions:
Proceeds from Shares Sold	257,019	500,896
Shares Issued on Reinvestment of Distributions	5,031	2,203
Cost of Shares Redeemed	(110,648)	(386,904)
Net Increase from Capital Share Transactions	151,402	116,195

Total Increase	144,178	95,384

Net Assets
Beginning of Year	1,182,870	1,087,486
End of Year (Including Accumulated Undistributed Net
Investment Income of $182 and $121, respectively)	$ 1,327,048	$ 1,182,870

Capital Share Transactions:
Shares Sold	24,988	47,506
Shares Issued on Reinvestment of Distributions	493	215
Shares Redeemed	(10,751)	(36,984)
Net Increase in Outstanding Shares of the Fund	14,730	10,737

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value, at Beginning of Year	$ 22.05	$ 22.89	$ 24.73	$ 24.23	$ 18.46

Income From Investment Operations:
Net Investment Income *	0.28	0.13	0.11	0.12	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	4.50	1.48	(0.64)	2.27	6.67
Total from Investment Operations	4.78	1.61	(0.53)	2.39	6.84

Distributions:
Net Investment Income	(0.27)	(0.13)	(0.11)	(0.12)	(0.16)
Realized Gains	(0.03)	(2.32)	(1.20)	(1.73)	(0.91)
Return of Capital	-	-	-	(0.04)	-
Total from Distributions	(0.30)	(2.45)	(1.31)	(1.89)	(1.07)

Net Asset Value, at End of Year	$ 26.53	$ 22.05	$ 22.89	$ 24.73	$ 24.23

Total Return **	21.67%	6.97%	(2.23)%	9.75%	37.07%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,577	$ 6,139	$ 6,129	$ 5,923	$ 5,458
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.24%	1.40%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.24%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.15%	0.55%	0.44%	0.47%	0.77%
Portfolio Turnover	14.56%	19.71%	15.65%	13.02%	21.68%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value, at Beginning of Year	$ 20.29	$ 19.43	$ 20.12	$ 17.88	$ 13.24

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	0.01	(0.03)	(0.08)	(0.03)
Net Gain on Securities (Realized and Unrealized)	5.10	0.86	0.01	2.43	4.67
Total from Investment Operations	5.11	0.87	(0.02)	2.35	4.64

Distributions:
Net Investment Income	(0.01)	(0.01)	-	-	-
Realized Gains	(0.15)	-	(0.67)	(0.11)	-
Total from Distributions	(0.16)	(0.01)	(0.67)	(0.11)	-

Net Asset Value, at End of Year	$ 25.24	$ 20.29	$ 19.43	$ 20.12	$ 17.88

Total Return **	25.17%	4.49%	(0.14)%	13.13%	35.05%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,771	$ 10,033	$ 20,695	$ 17,045	$ 5,904
Before Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	1.09%	1.22%	1.39%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.99%	0.99%	1.09%	1.22%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	0.05%	(0.13)%	(0.40)%	(0.18)%
Portfolio Turnover	22.73%	13.21%	19.49%	8.08%	19.71%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

			Years Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013

Net Asset Value, at Beginning of Year	$ 10.27	$ 10.42	$ 10.43	$ 10.39	$ 10.62

Income From Investment Operations:
Net Investment Income *	0.04	0.02	0.00	0.00***	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.05)	(0.15)	0.00	0.05	(0.23)
Total from Investment Operations	(0.01)	(0.13)	0.00	0.05	(0.19)

Distributions:
Net Investment Income	(0.04)	(0.02)	(0.01)	(0.01)	(0.04)
Realized Gains	-	-***	-	-	-
Total from Distributions	(0.04)	(0.02)	(0.01)	(0.01)	(0.04)

Net Asset Value, at End of Year	$ 10.22	$ 10.27	$ 10.42	$ 10.43	$ 10.39

Total Return **	(0.11)%	(1.26)%	(0.04)%	0.46%	(1.79)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,327	$ 1,183	$ 1,087	$ 1,221	$ 1,589
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	1.42%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.18%	0.00%	0.04%	0.39%
Portfolio Turnover	23.92%	41.29%	0.00%	0.00%	29.09%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is an open-end management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to the shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2017:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 7,143,847	$ -	$ -	$ 7,143,847
Real Estate Investment Trust	247,005	-	-	247,005
Money Market Fund	201,276	-	-	201,276
	$ 7,592,128	$ -	$ -	$ 7,592,128

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 10,571,353	$ -	$ -	$ 10,571,353
Money Market Fund	202,038	-	-	202,038
	$ 10,773,391	$ -	$ -	$ 10,773,391

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,208,684	$ -	$ 1,208,684
Money Market Fund	114,916	-	-	114,916
	$ 114,916	$ 1,208,684	$ -	$ 1,323,600

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2017.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2017.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management and administrative services to the Funds. Effective January 1, 2017 the investment advisory agreement adopted a “unified fee” structure consisting of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. The terms of the Agreement were consistent with the expense limitation agreement in effect until May 1, 2017, which was not renewed. For the year ended December 31, 2017, the Advisor earned advisory fees from the Manor, Growth, and Bond funds of $51,563, $75,934, and $6,269, respectively. As of December 31, 2017, the Manor, Growth, and Bond funds each owed the Advisor advisory fees of $4,788, $6,778, and $548, respectively. For the year ended December 31, 2017 the Advisor earned administrative fees from the Manor, Growth, and Bond funds of $34,375, $24,299, and $5,642, respectively. As of December 31, 2017, the Manor, Growth, and

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Bond funds each owed the Advisor administrative fees of $3,192, $2,169, and $493, respectively.

Expense Limitation Agreement

As of April 30, 2016, the Advisor entered into an Expense Limitation Agreement with the Funds under which it agreed to waive or reduce fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of the Funds (exclusive of interest, taxes, brokerage fees and commissions, acquired Fund fees and expenses, extraordinary expenses, and, dividend and interest expenses related to short investments) to not more than 1.25% for the Manor Fund, 0.99% for the Growth Fund, and 0.95% for the Bond Fund through May 1, 2017. The Expense Limitation Agreement was not renewed.

Administrative and Shareholder Servicing Fees

Prior to April 30, 2016 the Trust had a Shareholder Services Fee not to exceed 0.25% of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, not to exceed 1.50% of the average daily net assets on an annual basis for the Manor and Growth Funds and 1.00% of the average daily net assets on an annual basis for the Bond Fund.

As Administrator to the Trust, the Advisor oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2017, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 1,044,604	$ 2,261,470	$ 341,167
Sales	$ 973,045	$ 3,735,296	$ 275,000

5.   TAX MATTERS NOTE

As of December 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Manor Fund	Growth Fund	Bond Fund

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2017

Federal tax cost of investments, including short-term investments +	$ 4,761,165	$ 6,094,808	$ 1,353,540
Gross tax appreciation of investments	$ 2,945,379	$ 4,751,763	$ -
Gross tax depreciation of investments	(114,416)	(73,180)	(29,940)
Net tax appreciation	$ 2,830,963	$ 4,678,583	$ (29,940)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$2,830,963	$ 2,003	$ -	$ -	$2,832,966
Growth Fund +*	$4,678,583	$ 256	$ -	$ -	$4,678,839
Bond Fund	$ (29,940)	$ 182	$ -	$ -	$ (29,758)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

* The Growth Fund utilized $300,223 and $1,676 of short-term and long-term capital loss carryforwards during the fiscal year ended December 31, 2017.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Manor Fund	Growth Fund	Bond Fund
	12/31/17	12/31/17	12/31/17
Ordinary Income	$ 84,862	$ 3,318	$ 5,031
Long-term Gain	$ —	$ 63,995	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), comprising the Manor Investment Funds, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 27, 2018

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2017 (UNAUDITED)

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 to December 31, 2017

Actual	$1,000.00	$1,105.87	$6.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 to December 31, 2017

Actual	$1,000.00	$1,126.29	$5.31
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2017	December 31, 2017	July 1, 2017 to December 31, 2017

Actual	$1,000.00	$996.01	$4.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2017 (UNAUDITED)

 Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2017 (UNAUDITED)

The Officers and Trustees of the Trust have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
John McGinn - 1944	Trustee	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers - 1955	Trustee	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski - 1957	Trustee	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Howard Weisz - 1942	Trustee	Since 2008	Retired; Formerly, Independent Management Consultant	Three	None

Interested Trustee*
Daniel A. Morris* - 1955	Trustee, President, Chief Compliance Officer and Treasurer	Since 1995	President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC	Three	None

Officers
John R. Giles - 1958	Secretary	Since 2005	Director, Marketing, Morris Capital Advisors, LLC	N/A	N/A

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2017 (UNAUDITED)

*  Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

This Page Was Left Blank Intentionally

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2017	12/31/2016
Audit Fees	$23,100	$22,200
Audit Related Fees	$0	$0
Tax Fees	$5,400	$5,400
All Other Fees	$0	$8,000

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 6, 20148